EXHIBIT 10h.


                           WINNEBAGO INDUSTRIES, INC.
                      DIRECTORS' DEFERRED COMPENSATION PLAN



1.    PLAN
      The Winnebago Industries, Inc. Directors' Deferred Compensation Plan (the "Plan")

2.    EFFECTIVE DATE AND PLAN YEAR
      The Plan is effective April 1, 1997. The Plan Year shall be from January 1 through December 31 each year.

3.    PURPOSE OF THE PLAN
      The Plan's purpose is to enable the directors of Winnebago Industries, Inc. (the "Company"), who are nonemployees, to elect to receive their fees and retainers as members of the Board of Directors and committees of the Board in a form other than as direct payments.

4.    PARTICIPANTS
      Any member of the Board of Directors of the Company who is not an employee may elect to become a participant ("Participant" or "Director") under the Plan by filing an election in the form prescribed by the Board of Directors.

5.    COMPENSATION ELIGIBLE FOR DEFERRAL
      Any Participant may elect, in accordance with Section 6 of this Plan, to defer annually the receipt of a portion of the director's fees or retainers otherwise payable to him or her by the Company in any calendar year for services to the Company ("Deferral Compensation"), which portion shall be designated by him or her. Compensation paid to a Director for business or professional services rendered to the Company shall not be treated as Deferral Compensation.

6.    ELECTION FORM
      Each Director shall be entitled to file with the Plan Administrator before June 1, 1997, and thereafter prior to December 31 of each Plan Year (or prior to the commencement of the term of a new Director) a form prescribed by the Board of Directors so as to make an election under the Plan. Pursuant to such election, a Director may elect with respect to a Plan Year to defer a designated percentage of Deferral Compensation of either fifty percent (50%) or one hundred percent (100%). The Director's election shall also include: (i) the manner in which the Deferral Compensation is to be applied, (ii) the timing of receipt of payment of any Deferral Compensation which is prescribed in Section 9; and (iii) the form of distribution of any Deferral Compensation which is prescribed in Section 10.

      A Director's election regarding the amount of Deferral Compensation, and the time and method payment of Deferral Compensation, shall be irrevocable with respect to Deferral Compensation deferred in any one year and Company matching contributions thereon, if any.

      A Director may elect to apply 100% of his or her Deferral Compensation to either but not both of the following forms:

      a. "Money Credits" which are described in Section 8(a); or

      b. "Winnebago Stock Units" which are described in Section 8(b).

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7.    MATCHING CONTRIBUTION ON WINNEBAGO STOCK UNITS
      Any Director electing to defer fees under the Plan and to invest Deferral Compensation in "Winnebago Stock Units", as described in Section 8, shall receive a matching contribution from the Company equal to twenty-five percent (25%) of the Deferral Compensation so invested. The Company's match provided pursuant to this Plan shall be credited to the Director's Deferral Accounts and invested in "Winnebago Stock Units" pursuant to the provisions of Section 8(b).

8.    DIRECTOR'S DEFERRAL ACCOUNTS
      Accounts ("Director's Deferral Accounts") will be established by the Company for each Director electing to defer fees or retainers and invest his or her Deferral Compensation in either "Money Credits" or "Winnebago Stock Units." His or her Director's Deferral Accounts shall be credited as of the last day of each calendar month with the amount of Deferral Compensation earned, and any Company matches made with respect to Winnebago Stock Units, during that month. Deferral Compensation shall be converted into "Money Credits" or "Winnebago Stock Units" in accordance with the following procedures:

      a. MONEY CREDITS
         "Money Credits" are units credited in accordance with the Participant's election to the Director's Deferral Accounts in the form of dollars. The Money Credits shall accrue interest from the credit date. The rate of interest which shall be applied to the Participant's Money Credits is the 30 year Treasury bond yields as of the first business day of the Plan Year. The Board of Directors may from time to time prescribe additional methods for the accrual of interest on Money Credits with respect to Deferral Compensation deferred in Plan Year's subsequent to the Director's new election.

      b. WINNEBAGO STOCK UNITS
         "Winnebago Stock Units" are units credited in accordance with the Participant's election to the Director's Winnebago Stock Unit Account in the form of common stock of the Company. The common stock utilized for purposes of the Plan shall be treasury shares of the Company. Winnebago Stock Units shall be recorded in the Director's Winnebago Stock Unit Account on the basis of the mean between the high and the low prices of the common stock of the Company on the date upon which the Account is to be credited, as officially quoted by the New York Stock Exchange. Winnebago Stock Units representing the Company match provided pursuant to Section 7 shall be recorded in the Director's Matching Winnebago Stock Unit Account on the same basis.

         A Participant's Matching Winnebago Stock Unit Account shall vest on a graduated basis at the rate of thirty-three and one-third percent (33-1/3%) for each complete 12 month period of service as a Director following the Effective Date of the Plan, and any matching Winnebago Stock Units thereafter recorded in such account after the Director's completion of 36 months of service after the Effective Date will be fully vested and nonforfeitable. Notwithstanding the above, the Participant's Matching Winnebago Stock Unit Account shall become fully vested upon his or her attainment of age 69-1/2 or death while serving as Director. In the event that a Participant terminates his or her service as a Director, any unvested Winnebago Stock Units shall be forfeited by the Director and applied to future Company matching contributions.

         In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, then if the Plan Administrator shall determine, in its sole discretion, that such change equitably requires an adjustment in the number of Winnebago Stock Units then held in the Director's Winnebago Stock Unit Account, or in the Matching Winnebago Stock Unit Account, such adjustments shall be made by the Plan Administrator and shall be conclusive and binding for all purposes of the Plan.

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9.    TIMING OF DISTRIBUTION OF DIRECTOR'S DEFERRAL ACCOUNTS
      A Participant shall receive distribution, or commence to receive distribution of his or her Director's Deferral Accounts, in accordance with the Participant's election which shall be upon the earliest of:

      a. a designated date;

      b. his or her attainment of a specified age;

      c. the occurrence of a stipulated event, such as termination of service as a Director, death, disability, his or her cessation of business activity, or any other event specified by the Participant and approved by the Plan Administrator;

      d. the first anniversary of the Participant's date of death; or

      e. the fifth anniversary of the Participant's termination of service as a Director.

      In the event of a "change in the control of the Company", as defined in
      Section 14, the Participant shall receive a lump sum distribution of his or her Director's Deferral Accounts within 30 days following his or her termination of service as a Director after such change in control. Notwith-standing the above, in no event shall a Participant's receipt of a distribution of Winnebago Stock Units from his or her Director's Deferral Accounts precede the six-month anniversary of his or her election to convert Deferral Compensation into Winnebago Stock Units.

10.   FORM OF DISTRIBUTION OF MONEY UNITS IN DIRECTOR'S DEFERRAL ACCOUNTS
      A Participant shall be entitled to receive distribution of his or her Money Units in his or her Director's Deferral Accounts in either of the following forms as designated by the Participant in the deferral election filed pursuant to Section 6:

      a. a lump sum; or

      b. approximately equal annual installments over a five-year period.

11.   FORM OF DISTRIBUTION OF WINNEBAGO STOCK UNITS IN DIRECTOR'S DEFERRAL
      ACCOUNTS
      A Participant's vested Winnebago Stock Units shall be distributed fully and in kind on the distribution date elected by the Participant in his or her deferral election filed with the Plan Administrator pursuant to
      Section 6. All shares of Company stock distributed pursuant to this Plan but which are not registered with the Securities and Exchange Commission shall bear an appropriate restrictive legend as shall be determined by the Company's securities counsel:

12.   BENEFICIARY
      If a Participant shall cease to be a Director by reason of his or her death, or if he or she shall die after he or she shall be entitled to distributions hereunder but prior to receipt of all distributions hereunder, all Money Units or Winnebago Stock Units than distributable hereunder shall be distributed (i) to such beneficiary as such Participant shall designate by an instrument in writing filed with the Company, or
      (ii) in the absence of such designation, to his or her personal representative, or (iii) if no personal representative is appointed within six months of his or her death to his or her spouse, or (iv) if his or her spouse is not then living, to his or her then living descendants, per stirpes, in the same manner and at the same intervals as they would have been made to such Participant had he or she continued to live; provided however, in no event shall shares of Company stock be distributed prior to the date elected by the Director.

13.   PARTICIPANTS' RIGHTS UNSECURED
      The right of any Participant to receive a distribution hereunder of Money Credits or Winnebago common stock shall be an unsecured claim against the general assets of the Company. The Deferral Compensation and any interest thereon may not be assigned, transferred, encumbered, or otherwise disposed of until the same shall be paid to such Director. The Company shall be obligated to credit treasury shares in anticipation of its obligation to make such distributions under the Plan, but no Participant shall have any rights in or against any shares of common stock so credited or in any cash or Money Units held in his or her Director's Deferral Accounts. All such common stock and Money Units shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes as it may deem appropriate.

14.   DEPOSIT OF FUNDS INTO GRANTOR TRUST
      The Company shall deposit with the trustee of a grantor trust established by the Company an amount of funds which is sufficient to carry out the terms of the Plan and which is to be distributed in accordance with the terms and conditions of the Plan. The funds deposited into such trust shall remain subject to the claims of the general creditors of the Company as if such funds were general assets of the Company.

      Upon the occurrence of a "change in control of the Company," the Director's Deferral Account shall be distributed to him or her in a lump sum within thirty days following the termination of his or her services as a Director.

      For purposes of this Plan, "change in control of the Company" means the time when (i) any person, either individually or together with such persons' affiliates or associates, shall have become the beneficial owner, directly or indirectly, of at least 30% of the outstanding stock of the Company and there shall have been a public announcement of such occurrence by the Company or such person, or (ii) individuals who shall qualify as Continuing Directors shall have ceased for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that in the case of either clause (i) or (ii) a Change of Control shall not be deemed to have occurred if the event shall have been approved prior to the occurrence thereof by a majority of the Continuing Directors who shall then be members of such Board of Directors; and that in the case of clause (i), a Change of Control shall not be deemed to have occurred upon the transfer of stock of the Company by gift or bequest from one Hanson Family Member to another Hanson Family Member or to an Affiliate of a Hanson Family Member. For the purpose of this definition:

      (a) "Continuing Director" means any member of the Board of Directors of the Company, while such person is a member of the Board, who is not an affiliate or associate of any Acquiring Person or of any such Acquiring Person's affiliate or associate and was a member of the Board prior to the time when such Acquiring Person shall have become an Acquiring Person, and any successor of a Continuing Director, while such successor is a member of the Board, who is not an Acquiring Person or any affiliate or associate of an Acquiring Person or a representative or nominee of an Acquiring Person or of any affiliate or associate of such Acquiring Person and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

      (b) "Acquiring Person" means any person or group of affiliates or associates who acquires the beneficial ownership, directly or indirectly, of 20% or more of the outstanding stock of the Company if such acquisition occurs following the date of this Agreement.

      (c) "Affiliate" means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

      (d) "Associate" means (1) any corporation or organization (other than the Company or a majority owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly the beneficial owner of ten percent ( 10%) or more of any class of equity securities, (2) any trust or fund in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, (3) any relative or spouse of such person, or any relative of such spouse, or (4) any investment company for which such person or any affiliate of such person serves as investment advisor. No pension, profit-sharing, stock bonus, Employee Stock ownership plan or other retirement plan intended to be qualified under Section 401(a) of the Internal Revenue Code established by the Company or any subsidiary shall be deemed an Acquiring Person or an Affiliate or Associate of an Acquiring Person. In addition, stock held by such a plan shall not be treated as outstanding in determining ownership percentages in clause (i) of
           Section 14 or paragraph (b) of Section 14 above.

      (e) "Hanson Family Member" means John K. Hanson and Luise V. Hanson, the executors and administrators of the estates of John K. Hanson and Luise V. Hanson, the lineal descendants of John K. Hanson and Luise
           V. Hanson, the spouses of such lineal descendants, and the John K. and Luise V. Hanson Foundation.

15.   PLAN ADMINISTRATOR
      The Plan Administrator shall be the Human Resources Committee of the Board of Directors of the Company. The Plan Administrator shall interpret the Plan (including ambiguous provisions thereof), determine benefits which are payable to Participants, and make all final decisions with respect to the rights of Participants hereunder. The Plan Administrator shall at least annually provide each participating Director with a statement of his or her account.

16.   AMENDMENTS TO THE PLAN
      The Board of Directors of the Company may amend the Plan at any time, without the consent of the Participants or their beneficiaries, provided, however, that no amendment shall divest any Participant or beneficiary of rights to which he or she would have been entitled if the Plan had been terminated on the effective date of such amendment.

17.   TERMINATION OF PLAN
      The Board of Directors of the Company may terminate the Plan at any time. Upon termination of the Plan, distributions in respect of credits and units in a Participant's Director's Deferral Accounts as of the date of termination shall be made in the manner and at the time heretofore prescribed or, alternatively, the Board of Directors may provide the Participant or beneficiaries with benefits under a substitute plan which shall not be less than the vested benefits which would have been distributed in a full and complete distribution of all credits and units in a Participant's Director's Deferral Accounts as of the date of Plan termination.

18.   EXPENSES
      All costs of administration of the Plan will be paid by the Company.

                           WINNEBAGO INDUSTRIES, INC.
                         DIRECTORS' SHARE OPTION PROGRAM


                                    ARTICLE I

                                     PURPOSE

         1.1 PURPOSE. The purpose of the Plan is to provide stock options to non-employee directors of Winnebago Industries, Inc. in a form that will provide incentives and rewards for performance as a member of the Board of Directors, and allow the recipients to diversify their investment portfolios.

         1.2 INTENT. The Plan is intended to be a nonqualified stock option plan within the meaning of Section 83 of the Code. The plan is not intended to be a plan covered by the Employee Retirement Income Security Act of 1974, as amended.

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

         2.1 DEFINITIONS. AS used herein, the following capitalized words and phrases shall have the respective meanings set forth below

         "BENEFICIARY" means the person or persons designated by a Participant, pursuant to Section 3.7, to exercise an Option after the Participant's death.

         "BOARD OF DIRECTORS" OR "BOARD" means the board of directors of the Employer.

         "CHANGE OF CONTROL" MEANS the time when (i) any person, either individually or together with such persons' affiliates or associates, shall have become the beneficial owner, directly or indirectly, of at least 30% of the outstanding stock of the Company and there shall have been a public announcement of such occurrence by the Company or such person, or (ii) individuals who shall qualify as Continuing Directors shall have ceased for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that in the case of either clause (i) or (ii) a Change of Control shall not be deemed to have occurred if the event shall have been approved prior to the occurrence thereof by a majority of the Continuing Directors who shall then be members of such Board of Directors, and that in the case of clause (i), a Change of Control shall not be deemed to have occurred upon the transfer of stock of the Company by gift or bequest from one Hanson Family Member to another Hanson Family Member or to an Affiliate of the Hanson Family Member. For the purpose of this definition:
         (a) "Continuing Director" means any member of the Board of Directors of the Company, while such person is a member of the Board, who is not an affiliate or associate of any Acquiring Person or of any such Acquiring Person's affiliate or associate and was a member of the Board prior to the time when such Acquiring Person shall have become an Acquiring Person, and any successor of a Continuing Director, while such successor is a member of the Board, who is not an Acquiring Person or any affiliate or associate of an Acquiring Person or a representative or nominee of an Acquiring Person or of any affiliate or associate of such Acquiring Person and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

         (b) "Acquiring Person" means any person or group of affiliates or associates who acquires the beneficial ownership, directly or indirectly, of 20% or more of the outstanding stock of the Company if such acquisition occurs following the date of this Agreement.

         (c) "Affiliate" means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

         (d) "Associate" means (1) any corporation or organization (other than the Company or a majority-owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly the beneficial owner of ten percent (10%) or more of any class of equity securities, (2) any trust or fund in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, (3) any relative or spouse of such person, or any relative of such spouse, or (4) any investment company for which such person or any affiliate of such person serves as investment advisor. No pension, profit-sharing, stock bonus, Employee Stock ownership plan or other retirement plan intended to be qualified under Section 401(a) of the Internal Revenue Code established by the Company or any subsidiary shall be deemed an Acquiring Person or an Affiliate or Associate of an Acquiring Person. In addition, stock held by such a plan shall not be treated as outstanding in determining ownership percentages in Sections 11.1(i) or 11.2(b) above.

         (e) "Hanson Family Member" means John K. Hanson and Luise V. Hanson, the executors or administrators of their estates, their lineal descendants, the spouses of their lineal descendants, and the John K. and Luise V. Hanson Foundation.

         "CODE" means the Internal Revenue Code of 1986, any amendments thereto, and any regulations or rulings issued thereunder.

         "COMMITTEE" means the Winnebago Compensation Committee appointed in accordance with Section 6.1.

         "DIRECTOR" means an active member of the Board of Directors who is not an employee.

         "EFFECTIVE DATE" MEANS April 1, 1997.

         "EMPLOYEE" means any key individual, including but not limited to a person in an executive position with the Employer, who is employed by the Employer.

         "EMPLOYER" means Winnebago Industries, Inc. and any successor thereto.

         "ERISA" means the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or rulings issued thereunder.

         "EXERCISE PERIOD" means the period during which a Participant may exercise an Option, as determined under Section 4.1.

         "EXERCISE PRICE" means the price to be paid by a Participant to exercise an Option, as determined under Section 3.3.

         "FAIR MARKET VALUE" means the closing price of a share of Stock reflected in the consolidated trading tables of The Wall Street Journal (presently the NYSE-Composite Transactions), or other recognized market source, as determined by the Committee, on the applicable date of reference hereunder, or if there is no sale on such date, then the closing price on the last previous day on which a sale is reported.

         "GRANT DATE" means, with respect to any Option, the date on which the Option Agreement is executed by the Employer and the Participant.

         "OPTION" means the right of a Participant, granted by the Employer in accordance with Section 3.2, to purchase Stock from the Employer at the Exercise Price.

         "OPTION AGREEMENT" means an agreement setting forth the terms of an Option executed by the Employer and a Participant pursuant to Section 3.2.

         "PARTICIPANT" means any Director who has been granted Options in accordance with the Plan and whose Options have not been exercised in full.

         "PLAN" means the Winnebago Industries, Inc. Directors' Share Option Plan, as set forth herein and from time to time amended.

         "STOCK" means shares of common or preferred stock of a corporation listed on a national securities exchange (exclusive of the stock of Winnebago Industries, Inc.) or NASDAQ, or shares of a regulated investment company designated by the Committee as subject to purchase through the exercise of an Option.

         "TERMINATION OF SERVICE" means a Director's' separation from the service as a member of the Board of the Employer (including all subsidiaries and affiliates of the Employer) by reason of resignation, failure to be renominated, discharge, death or other termination. The Committee may, in its discretion, determine whether any leave or other absence from service constitutes a Termination of Service for purposes of the Plan

         "TRUST" means the trust established pursuant to Article VII to hold the Stock that is subject to purchase through the exercise of an Option.

         "TRUST AGREEMENT" means an agreement setting forth the terms of the Trust established pursuant to Article VII.

         "TRUST FUND" means the Stock subject to an Option that is held in the Trust

         "TRUSTEE" means the persons or institution acting as trustee of the Trust.

         2.2 HEADINGS. The headings of Articles, Sections and Paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan. the text shall control.

         2.3 GENDER. Unless the context clearly requires a different meaning, all pronouns shall refer indifferently to persons of any gender.

         2.4 SINGULAR AND PLURAL. Unless the context clearly requires a different meaning, singular terms shall also include the plural and vice versa.

                                   ARTICLE III

                                  OPTION GRANT

         3.1 ELIGIBILITY. Options may be granted to any Director selected by the Committee from the members of the Board of Directors of the Employer. In making this selection and in determining the form and amount of Options, the Committee shall consider any factors that it deems relevant, including the individual's responsibilities, value of services to the Employer, and past and potential contributions to the Employer's direction, profitability and growth.

         3.2 GRANT OF OPTIONS. Options may be granted by the Committee at any time on or after the Effective Date and prior to the termination of the Plan. Options shall become effective upon the execution by Employer and the Participant of an Option Agreement specifying the Stock, the number of shares subject to the Option, the Exercise Price, and such other terms and in such form as the Committee may from time to time determine in accordance with the Plan.

         3.3 EXERCISE PRICE. The Exercise Price shall be initially determined by the Committee but shall be no less than 25 percent and no more than 100 percent of the Fair Market Value of the Stock on the Grant Date. The Exercise Price shall be subsequently adjusted so that in the event of a stock dividend, stock split, reverse stock split, rights offering, return of capital distribution, recapitalization or similar transaction that materially affects the Fair Market Value of the Stock, the Committee shall adjust the Exercise Price so that it retains the same ratio to the Fair Market Value of the Stock as existed immediately before such transaction, or as may otherwise be provided in the Option Agreement.

         3.4 CONDITIONS OF GRANT. As a condition to the grant of a Stock Option, the Committee may, in its discretion, require a Participant to enter into an agreement with the Employer on or before the Grant Date to remain in the service of the Board of Directors of the Employer for at least six months after the Grant Date of an Option.

         3.5 STOCK TO BE HELD IN TRUST. Upon the grant of an Option, the Employer shall acquire the Stock and contribute it to the Trust as soon as practicable after the Grant Date. At the time contributed to the Trust, the Stock shall not be subject to any security interest, whether or not perfected, or to any option or contract under which any other person may acquire any interest in it, except as otherwise provided in Section 7.2 and Section 12 of the Trust Agreement.

         3.6 SUBSTITUTION OF ASSETS HELD IN TRUST. The Committee may, in its discretion, after consultation with the Participant, substitute Stock of equal Fair Market Value for any Stock subject to purchase through the exercise of an Option.

         3.7 DESIGNATION OF BENEFICIARY. As soon as practicable after the grant of an Option, the Participant shall designate one or more Beneficiaries and successor Beneficiaries, and may change a Beneficiary designation at any time, by filing the prescribed form with the Committee. The consent of the Participant's current Beneficiary shall not be required for a change of Beneficiary. No Beneficiary shall have any rights under the Plan or an Option Agreement during the lifetime of the Participant, except as may otherwise be provided in Section 3.9.

                  (a) The Beneficiary of a Participant who dies without having designated a Beneficiary in accordance with this Section 3.7 and who is lawfully married on the date of death shall be the Participant's surviving spouse

                  (b) The Beneficiary of any other Participant who dies without having designated a Beneficiary in accordance with this Section 3.7 shall be the Participant's estate.

         3.8 GENERAL NON-TRANSFERABILITY. No Option granted under this Plan may be transferred, assigned, or alienated (whether by operation of law or otherwise), except as provided herein, and no Option shall be subject to execution, attachment or similar process. An Option may be exercised only by the Participant (or the Participant's Beneficiary pursuant to Section 3.7).

                                   ARTICLE IV

                                 OPTION EXERCISE

         4.1 EXERCISE PERIOD. A Participant may exercise all or any portion of an Option at any time during the period beginning six months after the Grant Date and ending on the earlier of

                  (a) twelve months after the Participant's date of death, and

                  (b) fifteen years after the Grant Date.

         4.2 OPTION EXERCISE. A Participant (or the Participant's Beneficiary pursuant to Section 3.7) may exercise all or any portion of an Option by giving written notice to the Committee and tendering full payment of the Exercise Price by bank certified or cashiers check on or before the date of exercise.

         4.3 DELIVERY OF STOCK. On the date of exercise, or as soon as practicable thereafter (but in no event later than five business days after the date of exercise), the Employer shall deliver or cause to be delivered the Stock then being purchased to the Participant (or the Participant's Beneficiary pursuant to Section 3.7). In the event that the listing, registration or qualification of the Option or the Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option shall not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

         4.4 FAILURE TO EXERCISE. No Option shall be exercised, in whole or in part, after the end of the Exercise Period and the Employer shall have no obligation to deliver or cause to be delivered to the Participant (or the Participant's Beneficiary) the Stock subject to such Option.

                                    ARTICLE V

                            AMENDMENT OR TERMINATION

         5.1 PLAN AMENDMENT. The Board may, from time to time in its discretion, amend any provision of the Plan, in whole or in part, with respect to any Participant or group of Participants. Such amendment shall be effective as of the date specified therein and shall be binding upon the Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan.

         5.2 PLAN TERMINATION. The Plan shall terminate on the fifteenth anniversary of the Effective Date or such earlier date as the Board may determine in its discretion. Such termination shall be effective as of the date determined by the Board and shall be binding upon the Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Options shall continue to be exercisable after the effective date of such termination, and may be exercised in accordance with Article IV, but no new Options shall be granted.

         5.3 AMENDMENT OF OPTIONS. An Option may be amended by the Committee at any time if the Committee determines that an amendment is necessary or advisable as a result of:

                  (a) any addition to or change in the Code or ERISA, a federal or state securities law or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Option,

                  (b) any substitution of stock held in Trust pursuant to
         Section 3.6,

                  (c) any Plan amendment pursuant to Section 5.1, or Plan termination pursuant to Section 5.2, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Option, or

                   (d) any circumstances not specified in Paragraphs (a), (b), or (c), with the consent of the Participant.

         5. 4 CHANGE OF CONTROL. Notwithstanding any other provision of the Plan or an Option Agreement, in the event of a Change of Control:

                  (a) the Participant shall not be required to remain in the employ of the Employer for at least six months after the Grant Date of an Option under Section 3.4(b),

                  (b) the Exercise Period under Section 4.1 shall not end prior to six months after such Change of Control,

                  (c) an Option Agreement shall not be amended by the Committee under Section 5.3 for any reason without the consent of the Participant, and

                  (d) an Option may be terminated by the Committee on any date after a Change of Control, in its sole discretion and without the consent of the Participant, if the Committee makes a cash payment to the Participant on such date in an amount equal to the Fair Market Value of the Stock subject to such Option, reduced by the Exercise Price, and multiplied by the number of shares subject to such Option.

                                   ARTICLE VI

                                 ADMINISTRATION

         6.1 THE COMMITTEE. The Plan shall be administered by a Committee consisting of one or more persons appointed by the Board of Directors. The Committee shall act by a majority of its members at the time in office and may take action either by vote at a meeting or by consent in writing without a meeting.

                  (a) The Board may remove any member of the Committee at any time, with or without cause, and may fill any vacancy. If a vacancy occurs, the remaining member or members of the Committee shall have full authority to act.

                  (b) Any member of the Committee may resign by written resignation delivered to the Board. Any such resignation shall become effective upon its receipt by the Board or on such other date as agreed to by the Board and the resigning member.

         6.2 POWERS OF THE COMMITTEE. In carrying out its duties with respect to the general administration of the Plan, the Committee shall have, in addition to any other powers conferred by the Plan or by law, the following powers:

                  (a) to determine eligibility to participate in the Plan and eligibility to receive Options;

                  (b) to grant Options, and to determine the form, amount and timing of such Options;

                  (c) to determine the terms and provisions of the Option Agreements, and to modify such Option Agreements as provided in Section 5.3;

                  (d) to substitute stock held in Trust as provided in Section 3.6;

                  (e) to maintain all records necessary for the administration of the Plan;

                  (f) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;

                  (g) to appoint such individuals and subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan;

                  (h) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan; and

                  (i) to perform any other acts necessary, and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Board.

         6.3 DETERMINATIONS BY THE COMMITTEE. The Committee shall interpret and construe the Plan and the Option Agreements. and its interpretations and determinations shall be conclusive and binding on all Participants, Beneficiaries and an other persons claiming an interest under the Plan or any Option Agreement. The Committee s interpretations and determinations under the Plan and the Option Agreements need not be uniform and may be made by it selectively among Participants, Beneficiaries and any other persons whether or not they are similarly situated.

         6.4 INDEMNIFICATION OF THE COMMITTEE. The Employer shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence.

                  (a) Expenses and liabilities against which a member of the Committee is indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof.

                  (b) This right of indemnification shall be in addition to any other rights to which any member of the Committee may be entitled.

                  (c) The Employer may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interests of the Employer.

         6.6 EXPENSES OF THE COMMITTEE. The members of the Committee shall serve without compensation for services as such. All expenses of the Committee shall be paid by the Employer.

                                   ARTICLE VII

                                TRUST PROVISIONS

         7.1 ESTABLISHMENT OF THE TRUST. The Trust shall be established to hold all Stock contributed by the Employer pursuant to Section 3.5. Except as otherwise provided in Section 7.2, and Section 12 of the Trust Agreement, the Trust shall be irrevocable and no portion of the Trust Fund shall be used for any purpose other than the delivery of Stock pursuant to the exercise of an Option, and the payment of expenses of the Plan and Trust.

         7.2 TRUST STATUS. The Trust is intended to be a grantor trust, within the meaning of Section 671 of the Code, of which the Employer is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust Fund shall remain the property of the Employer and shall be subject to the claims of its creditors in the event of its bankruptcy or insolvency. No Participant shall have any priority claim on the Trust Fund or any security interest or other right superior to the rights of a general creditor of the Employer.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         8.1 GOVERNING LAW. Except to the extent preempted by federal law, the construction and operation of the Plan shall be governed by the laws of the State of Iowa without regard to the choice of law principles of such state.

         8.2 SEVERABILITY. If any provision of this Plan is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions shall remain in full force and effect and shall be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

         8.3 NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

         8.4 NO RIGHTS OF SHAREHOLDER. Neither the Participant or a Beneficiary shall be, or shall have any of the rights and privileges of, a stockholder with respect to any Stock purchasable or issuable upon the exercise of an Option, prior to the date of exercise of such Option.

         8.5 NO RIGHT TO CONTINUED SERVICE. Nothing contained in the Plan shall be deemed to give any Director the right to be retained as a member of the Board of Directors of the Employer, or to interfere with the right of the shareholders of the Employer to discharge any Director in accordance with applicable corporate laws without regard to the effect that such discharge shall have upon such Director's ' rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights that a Participant may have against the Employer by reason of any other agreement with the Employer.

         8.6 NOTICES. Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Committee shall be mailed (by certified mail, postage prepaid) or delivered to the Committee in care of the Employer at its executive offices, and any notice to the Participant shall be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer. No notice shall be binding on the Committee until received by the Committee, and no notice shall be binding on the Participant until received by the Participant.